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                         TAX-FREE CASH RESERVE PORTFOLIO

                           TAX-FREE INVESTMENTS TRUST

                             (CASH MANAGEMENT CLASS)
                               (CORPORATE CLASS)
                              (INSTITUTIONAL CLASS)
                           (PERSONAL INVESTMENT CLASS)
                           (PRIVATE INVESTMENT CLASS)
                                 (RESERVE CLASS)
                                (RESOURCE CLASS)
                                  (SWEEP CLASS)

               Supplement dated June 30, 2006 to the Statement of
                   Additional Information dated July 29, 2005
      as supplemented August 31, 2005, October 5, 2005, December 23, 2005
                               and March 31, 2006

The following information replaces the second paragraph in its entirety appearing under the heading "INVESTMENT ADVISORY AND OTHER SERVICES - OTHER SERVICE PROVIDERS - TRANSFER AGENT" on page 22 of the Statement of Additional
Information:

                  "The Transfer Agency and Service Agreement (the "TA Agreement") between the Trust and AIS provides that AIS will perform certain services related to the servicing of shareholders of the Portfolio. Other such services may be performed by third party intermediaries, as described below. For servicing accounts holding shares of the Portfolio, the TA Agreement provides that the Trust, on behalf of the Portfolio, will pay AIS an asset based fee. AIS may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year."